SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 21, 1999
                 Date of Report (Date of earliest event reported)


                        UNIROYAL CHEMICAL COMPANY, INC.
             (Exact name of registrant as specified in charter)


NEW JERSEY                  33-66740                   06-1148490
(State or other    (Commission file number) (IRS employer identification no.)
 jurisdiction of
 incorporation)


BENSON ROAD, MIDDLEBURY, CONNECTICUT                          06749
(Address of principal executive offices)                    (Zip Code)



                                 (203) 573-2000
              (Registrant's telephone number, including area code)




  The Registrant is not required by Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act") to file this report, which is being filed to comply with certain provisions of the indentures applicable to two series of outstanding public debt of the Registrant.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On November 20, 1998, Crompton & Knowles Corporation ("C&K") and Bayer AG, Germany, represented by its United States subsidiary, Bayer Corporation ("Bayer") concluded agreements to form joint ventures to serve the agricultural seed treatment markets in Canada, Mexico and the United States. The business previously operated by Gustafson, Inc. ("Gustafson"), a unit of the Registrant, a wholly owned subsidiary of C & K, forms the basis of the 50/50 joint ventures. Bayer acquired its 50 percent interest in the seed treatment joint ventures for $180 million. The U.S. joint venture will be headquartered in Plano, Texas under the former Gustafson management.

     The transaction resulted in a pre-tax gain to the Registrant of approximately $150 million after giving effect to net assets transferred of approximately $25 million and certain closing costs.

     The crop protection businesses of the Registrant and Bayer will continue to operate independently, except for these seed treatment joint ventures.

          ITEM 5.   OTHER EVENTS.

     On December 9, 1998, Uniroyal Chemical Corporation, a Delaware corporation, was merged with and into the Registrant, with the Registrant being the surviving corporation ("Merger"). The Registrant was a wholly owned subsidiary of Uniroyal Chemical Corporation which was a wholly owned subsidiary of C & K. Prior to the Merger, the Registrant and Uniroyal Chemical Corporation were each separate registrants making joint filings with the Securities and Exchange Commission.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b) (1) Pro Forma Financial Information (Unaudited)

             (i) Unaudited Pro Forma Financial information reflecting the agreements between C & K and Bayer as discussed in Item 2 above.

            (ii) Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the nine months ended September 26, 1998.

           (iii) Unaudited Pro Forma Condensed Consolidated Balance Sheet for the nine months ended September 26, 1998.

            (iv) Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended December 27, 1997.

             (v) Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

     (c) Exhibits. The exhibit number set forth below corresponds to the number assigned to such exhibit in the Exhibit Table to Regulation S-K of the Exchange Act.

Exhibit Number                              Description

      2.1 Limited Liability Company Agreement by and between Gustafson, Inc. and Trace Chemicals, Inc., effective as of September 23, 1998 (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K/A of Crompton & Knowles Corporation dated January 21, 1999 ["C & K Form 8K/A"])

      2.2 First Amendment to Limited Liability Company Agreement by and among GT Seed Treatment Inc. (f/k/a Gustafson, Inc.), Ecart Inc.(f/k/a Trace Chemicals, Inc.) and Bayer Corporation, dated as of November 20, 1998 (incorporated by reference to Exhibit 2.2 of the C & K Form 8K/A)

      2.3 Purchase Agreement by and among C & K, the Registrant, Trace Chemicals, Inc. and Gustafson, Inc., as Sellers, and Bayer Corporation, as Purchaser, and Gustafson LLC, as the Company, dated as of November 20, 1998 (incorporated by reference to Exhibit 2.3 of the C & K Form 8K/A)

      2.4 Purchase Agreement by and between Uniroyal Chemical Co./Cie and Bayer Inc., effective as of November 20, 1998 (incorporated by reference to
                              Exhibit 2.4 of the C & K Form 8K/A)

      2.5 Partnership Agreement of Gustafson Partnership by and between Uniroyal Chemical Co./Cie and Bayer Inc., effective as of November 20, 1998 (incorporated by reference to Exhibit 2.5 of the C & K Form 8K/A)

                              - 2 -


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Uniroyal Chemical Company, Inc.



January 21, 1999                        By:   /s/John T. Ferguson II
                                                 John T. Ferguson II
                                                 Vice President and
                                                 General Counsel




                              - 3 -




 Uniroyal Chemical Company, Inc.


 Item 7(b)(1) Pro Forma Financial Information (Unaudited)

   The following unaudited pro forma financial information is based on the historical condensed consolidated financial statements of the Registrant giving effect to the terms of the agreement between Crompton & Knowles Corporation ("Parent") and Bayer AG Germany represented by its United States subsidiary, Bayer Corporation to form joint ventures to serve the agricultural seed treatment markets in Canada, Mexico and the United States as discussed in item 2. The unaudited pro forma financial statements and accompanying notes may not be indicative of the results that actually would have occurred if the transaction had taken place on the dates indicated nor do they represent a basis for assessing future performance. The unaudited pro form financial statements should be used in conjunction with the historical statements of the Registrant.

   The unaudited pro forma condensed consolidated statements of earnings for the year ended December 27, 1997, and the nine months ended September 26, 1998, have been prepared on the assumption that the transaction had occurred at the beginning of the fiscal year of the Registrant. The principal adjustments relate to: (1) the recognition of the deconsolidation of the seed treatment business, (2)the recognition of equity in earnings from a 50 percent investment in the seed treatment joint ventures. The unaudited pro forma condensed consolidated statements of earnings do not include the non-recurring pre-tax gain of $150 million or benefits from the use of proceeds from the transaction.

   The unaudited pro forma condensed consolidated balance sheet at September 26, 1998, has been prepared on the assumption that the transaction had occurred on September 26, 1998. The principal adjustments relate to: (1) the recognition of the deconsolidation of the balance sheets related to the seed treatment business and the capitalization of the Registrant's 50 percent investment in the seed treatment joint ventures, (2) the recording of costs related to the transaction, (3) the recognition of the proceeds of $180 million.



UNIROYAL CHEMICAL COMPANY, INC.
Pro Forma Condensed Consolidated Statement of Earnings
Nine months ended September 26, 1998 (Unaudited)
(In thousands of dollars)

                                      Nine Months
                                         Ended
                                  September 26   Pro Forma Adjustments
                                  1998            1          2      Total

Net Sales                          $949,777     ($77,132)  $     -      $872,645

Cost of products sold               563,281      (37,005)        -       526,276
Selling, general and
administrative                      137,789      (13,871)        -       123,918
Depreciation and amortization        49,835       (2,720)        -        47,115
Research and development             30,755       (3,472)        -        27,283

Operating profit                    168,117      (20,064)        -       148,053

Interest expense                     65,983          -           -        65,983
Other income                         (2,106)         (24)    (9,665)    (11,795)

Earnings before income
    taxes and extraordinary loss    104,240      (20,040)     9,665       93,865
Provision for income taxes           39,056       (7,615)     3,673       35,114

Earnings before
    extraordinary loss               65,184      (12,425)     5,992       58,751
Extraordinary loss on early
    extinguishment of debt          (21,651)         -           -      (21,651)

Net earnings                        $43,533     ($12,425)    $5,992      $37,100




                Uniroyal Chemical Company, Inc.
Notes To Pro Forma Condensed Consolidated Statement of Earnings
        Nine Months ended September 26, 1998 (Unaudited)

     (1) To recognize the deconsolidation of the seed treatment business per the joint ventures conducted with Bayer Corporation.

     (2) To record the equity in earnings from a 50 percent investment in the seed treatment joint ventures.



UNIROYAL CHEMICAL COMPANY, INC.
Pro Forma Condensed Consolidated Balance Sheet
September 26, 1998 (Unaudited)
(In thousands of dollars)



                 September 26,   Pro Forma Adjustments            Pro Forma
ASSETS                  1998        1           2          3      Results

Cash                   $2,798    $     -     $     -      $180,000     $182,798
Accounts receivable   180,853       (7,924)        -          -         172,929
Inventories           232,695      (20,971)        -          -         211,724
Other current asset    52,023         (489)        -          -          51,534
    Total current
    assets            468,369      (29,384)        -       180,000      618,985

NON-CURRENT ASSETS
Property, plant
  and equipment       372,548       (4,812)        -          -         367,736
Costs in excess of
  acquired net asset  124,936      (11,619)        -          -         113,317
Other assets          220,643        5,436         -          -         226,079
                   $1,186,496     ($40,379)  $     -      $180,000   $1,326,117

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Notes payable         $10,495    $     -     $     -    $     -         $10,495
Accounts payable       98,678      (10,286)        -          -          88,392
Accrued expenses       93,641       (2,285)     3,380         -          94,736
Income taxes payable   32,567          -           -        60,100       92,667
    Total current
     liabilities      235,381      (12,571)     3,380       60,100      286,290

NON-CURRENT LIABILITIES
Long-term debt        474,638          -           -          -         474,638
Postretirement health
 care liability       140,630       (1,188)        -          -         139,442
Due to Parent         373,975          -           -          -         373,975
Other liabilities     139,904          -           -          -         139,904

STOCKHOLDERS' EQUITY (DEFICIT)
Additional
 paid-in capital      173,930          -           -          -         173,930
Accumulated deficit  (320,580)     (26,620)    (3,380)     119,900     (230,680)
Accumulated translation
 adjustment           (28,622)         -           -          -         (28,622)
Pension liability
 adjustment            (2,760)         -           -          -          (2,760)
    Total stockholders'
     deficit         (178,032)     (26,620)    (3,380)     119,900      (88,132)
                   $1,186,496     ($40,379)        $0     $180,000   $1,326,117



                Uniroyal Chemical Company, Inc.
    Notes To Pro Forma Condensed Consolidated Balance Sheet
                 September 26, 1998 (Unaudited)

     (1) To deconsolidate the balance sheets related to the seed treatment business and record the capitalization of the Registrant's 50 percent investment in the seed treatment joint ventures.

     (2)  To record costs related to the transaction.

     (3) To record the investment of the proceeds from the transaction, and the applicable tax liability.


UNIROYAL CHEMICAL COMPANY, INC.
Pro Forma Condensed Consolidated Statement of Earnings
Year ended December 27, 1997 (Unaudited)
(In thousands of dollars)

                          Year Ended
                          December 27,   Pro Forma Adjustments
                             1997            1          2      Total

Net Sales                $1,183,289    ($100,939)  $     -    $1,082,350

Cost of products sold       727,102      (49,518)        -       677,584
Selling, general and
 administrative             165,852      (15,633)        -       150,219
Depreciation and
 amortization                63,780       (3,623)        -        60,157
Research and development     40,699       (5,138)        -        35,561
Severance and other cost     10,000          -           -        10,000
Special environmental
 charge                      13,500          -           -        13,500

Operating profit            162,356      (27,027)        -       135,329

Interest expense             96,011          (51)        -        95,960
Other income                (26,541)        (177)   (12,980)     (39,698)

Earnings before income
 taxes and extraordinary
 loss                        92,886      (26,799)    12,980       79,067
Provision for income taxes   35,323      (10,184)     4,932       30,071

Earnings before
    extraordinary loss       57,563      (16,615)     8,048       48,996
Extraordinary loss on early
    extinguishment of debt   (4,958)         -           -        (4,958)

Net earnings                $52,605     ($16,615)    $8,048      $44,038





                Uniroyal Chemical Company, Inc.
Notes To Pro Forma Condensed Consolidated Statement of Earnings
            Year ended December 27, 1997 (Unaudited)

     (1) To recognize the deconsolidation of the seed treatment business per the joint ventures conducted with Bayer Corporation.

     (2) To record the equity in earnings from a 50 percent investment in the seed treatment joint ventures.